UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Xilinx, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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XILINX, INC.

** IMPORTANT NOTICE **

Regarding Internet Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

C/O COMPUTERSHARE P.O. BOX 43078 PROVIDENCE, RI 02940-3078
For the Stockholder Meeting to be held on 08/14/08
Proxy Material Available
Proxy Statement Form 10-K Wrap

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type: Annual
Meeting Date: 08/14/08
Meeting Time: 11:00 A.M. PDT
For holders as of: 06/16/08
Meeting Location:
Xilinx, Inc.
2050 Logic Drive
San Jose, CA 95124

Meeting Directions:
For Meeting Directions Please Visit:
http://direct.xilinx.com/images/maptoxlnx.gif

How To Vote
Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have this notice in hand when you access the web site and follow the instructions.

Voting items
PROPOSALS - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 - 4.

1.	ELECTION OF DIRECTORS:
Nominees:
	(01) Willem P. Roelandts (02) Moshe N. Gavrielov (03) John L. Doyle (04) Jerald G. Fishman (05) Philip T. Gianos	(06) William G. Howard, Jr. (07) J. Michael Patterson (08) Marshall C. Turner (09) Elizabeth W. Vanderslice

2.	PROPOSAL TO APPROVE AMENDMENTS TO THE COMPANY'S 1990 EMPLOYEE QUALIFIED STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES AND TO EXTEND THE TERM OF THE PLAN BY TWENTY (20) YEARS.

3.	PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 2007 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY 4,000,000 SHARES.

4.	PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S EXTERNAL AUDITORS FOR FISCAL YEAR 2009.